UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2008
Preformed Line Products Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation	0-31164 (Commission File Number)	34-0676895 (IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio (Address of principal executive offices)	44143 (Zip Code)
Registrant’s telephone number, including area code: (440) 461-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On January 31, 2008, in accordance with Nasdaq Marketplace Rule 4350(c)(1), Preformed Line Products Company (the “Company”) provided notice to Nasdaq of non-compliance with the Nasdaq listing standard requiring that Nasdaq companies have Board of Directors comprised of a majority of independent directors. The Company’s non-compliance resulted from the death on January 30, 2008 of John D. Drinko, a member of the Company’s Board of Directors. The Board is reviewing candidates to fill the vacancy created by Mr. Drinko’s death in order to regain compliance with the Nasdaq independent directors requirement. The Board intends to act as promptly as practical and, in any case, before the end of cure period provided by Nasdaq Marketplace Rule 4350(c)(1) of 180 days from January 30, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY
/s/ Caroline Saylor Vaccariello
Caroline Saylor Vaccariello,
General Counsel & Corporate Secretary

DATED: February 6, 2008